SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2007

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On March 12, 2007, at approximately 9:00 a.m. Eastern Time, Jeffery H. Boyd, priceline.com Incorporated’s President and Chief Executive Officer, will be presenting at the JPMorgan Global Internet Conference in New York City, New York. A copy of Mr. Boyd’s presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.              Exhibits

(c) Exhibits

99.1	Presentation at the JPMorgan Global Internet Conference held in New York City, New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Jeffery H. Boyd
		Name:	Jeffery H. Boyd
		Title:	President and Chief
Executive Officer

Date: March 12, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation at the JPMorgan Global Internet Conference held in New York City, New York.